This is a specimen.  This is only a test

TERMS OF THE EXCHANGE OFFER:
    o We will exchange all outstanding notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer.


    o You may withdraw tendered outstanding notes at any time prior to the expiration of the exchange offer.


    o We believe that the exchange of outstanding notes will not be a taxable exchange for United States federal income tax purposes, but you should see the section entitled "Material Federal Income Tax Consequences" on page 129 for more information.


    o The terms of the notes to be issued are substantially identical to the terms of the outstanding notes, except for transfer restrictions and registration rights relating to the outstanding notes.


    o We will not receive any proceeds from the exchange offer.


    o There is no existing market for the notes to be issued, and we do not intend to apply for their listing on any securities exchange.


     SEE THE SECTION ENTITLED "RISK FACTORS" THAT BEGINS ON PAGE 11 FOR A DISCUSSION OF THE RISKS THAT YOU SHOULD CONSIDER PRIOR TO TENDERING YOUR OUTSTANDING NOTES FOR EXCHANGE.